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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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
Date of Report (Date of earliest event reported)     January 28, 1998 (January 13, 1998)
                                                      ----------------------------------
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                             BANNER AEROSPACE, INC.
        -----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

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
              DELAWARE                                1-10561                            95-2039311
--------------------------------------     ------------------------------          ---------------------
   (State or other jurisdiction of               (Commission File                      (IRS Employer
   incorporation or organization)                     Number)                       Identification No.)
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   300 WEST SERVICE ROAD, PO BOX 20260
              WASHINGTON, DC                                   20041
------------------------------------------           ------------------------
(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code    (703) 478-5790
                                                      --------------


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ITEM 2.   DISPOSITION OF ASSETS

      On January 13, 1998, certain subsidiaries (the "Selling Subsidiaries") of Banner Aerospace, Inc. ("the Company") completed the disposition of substantially all of the assets and certain liabilities of the Selling Subsidiaries to AS BAR LLC and AS BAR PBH LLC, two wholly-owned subsidiaries of AlliedSignal Inc., in exchange for unregistered shares of AlliedSignal Inc. common stock with an aggregate value equal to $345 million. The value of the AlliedSignal Inc. common stock received by the Selling Subsidiaries was determined by the average closing price of such stock on the New York Stock Exchange for a period of twenty days preceding the closing.

      The Selling Subsidiaries were Adams Industries, Inc., Aerospace Bearing Support, Inc., Aircraft Bearing Corporation, Banner Distribution, Inc., Burbank Aircraft Supply, Inc., Harco, Inc., PB Herndon Aerospace, Inc. (which collectively comprise the Company's Hardware Group), Banner Aerospace Services, Inc. (which transferred only those assets related to the Hardware Group business) and PacAero. The transaction was evidenced by: (i) an Asset Purchase Agreement dated as of December 8, 1997, attached hereto as Exhibit 2.1, among the Company, seven of the Selling Subsidiaries (Adams Industries, Inc., Aerospace Bearing Support, Inc., Aircraft Bearing Corporation, Banner Distribution, Inc., Burbank Aircraft Supply, Inc., Harco, Inc. and PacAero), AlliedSignal Inc. and AS BAR LLC; and (ii) an Asset Purchase Agreement dated as of December 8, 1997, attached hereto as Exhibit 2.2, among the Company, two of the Selling Subsidiaries (PB Herndon Aerospace, Inc. and Banner Aerospace Services, Inc.), AlliedSignal Inc. and AS BAR PBH LLC. (AS BAR LLC and AS BAR PBH LLC are collectively referred to as the "Buyers"). Reference is made to Exhibits 2.1 and 2.2 hereto for the complete terms and conditions of the two Asset Purchase Agreements.

      The purchase price received by the Selling Subsidiaries ($345 million) was based on the consolidated net worth as reflected on an Estimated Closing Date Balance Sheet for the assets (and liabilities) conveyed by the Selling Subsidiaries to the Buyers. Such Estimated Closing Date Balance Sheet is subject to review by the parties, and the purchase price shall be adjusted (up or down) based on the net worth as reflected on the final Closing Date Balance Sheet. The purchase price was allocated among the Selling Subsidiaries in the following proportions: Adams Industries, Inc., 4.4%; Aerospace Bearing Support, Inc., 8.4%; Aircraft Bearing Corporation, 8.5%; Banner Distribution, Inc., 1.5%; Burbank Aircraft Supply, Inc., 43.5%; Harco, Inc., 23.5%; PacAero, 3.6%; PB Herndon Aerospace, Inc., 6.1%; Banner Aerospace Services, Inc., 0.5%.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      The following financial statements, pro forma financial information and exhibits are filed as a part of this report.

(b)   Unaudited Pro Forma Financial Information:

      The following unaudited pro forma consolidated income statements for the fiscal year ended March 31, 1997 and for the six months ended September 30, 1997 and unaudited balance sheet as of September 30, 1997 give effect of the disposition of substantially all of the assets and certain liabilities of the Selling Subsidiaries. A portion of the common stock of AlliedSignal Inc. is assumed to repay outstanding debt. The unaudited pro forma consolidated financial information is based on the historical financial information of the Company for the fiscal year ended March 31, 1997, for the six months ended September 30, 1997 and as of September 30, 1997. The unaudited pro forma consolidated financial information is presented for informational purposes only and is not necessarily indicative of what earnings and results of operations would have been had the Selling Subsidiaries disposed of their assets and liabilities at the beginning of the periods presented, nor is such information intended necessarily to be indicative of the future results of operations that may occur.

      The Press Release of the Company, dated December 8, 1997, announcing the execution of the Asset Purchase Agreements is attached hereto as Exhibit 99.1, and the Press Release of the Company, dated January 13, 1998, announcing the closing under the Asset Purchase Agreements, is attached hereto as Exhibit 99.2.


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


                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                            AS OF SEPTEMBER 30, 1997


                                     ASSETS

                                                                                      (1)
(IN THOUSANDS)                                              HISTORICAL            ADJUSTMENTS                 PRO FORMA
                                                         ------------------    -------------------        ------------------
Current Assets:
      Marketable securities                            $               ---   $            172,508(2)    $           172,508
      Accounts receivable, net                                      85,399                (48,184)                   37,215
      Inventories                                                  275,159               (176,790)                   98,369
      Future tax benefits                                           12,007                 (9,283)                    2,724
      Other current assets                                          10,786                   (873)                    9,913
                                                         ------------------    -------------------        ------------------
           Total current assets                                    383,351                (62,622)                  320,729
                                                         ------------------    -------------------        ------------------
Net fixed assets                                                    16,200                (12,553)                    3,647
Other Assets:
      Cost in excess of net tangible assets of
      purchased business, net                                       32,627                (19,089)                   13,538
      Other                                                          4,111                 (2,646)(2)                 1,465
                                                         ------------------    -------------------        ------------------
           Total other assets                                       36,738                (21,735)                   15,003
                                                         ------------------    -------------------        ------------------
           Total assets                                $           436,289   $            (96,910)      $           339,379
                                                         ==================    ===================        ==================


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                      (1)
                                                            HISTORICAL            ADJUSTMENTS                 PRO FORMA
                                                         ------------------    ------------------        -------------------
Current Liabilities:
      Accounts payable                                 $            51,287   $           (30,518)      $             20,769
      Other current liabilities                                     22,342                43,525(3)                  65,867
                                                         ------------------    ------------------        -------------------
           Total current liabilities                                73,629                13,007                     86,636
Long-Term Liabilities:
      Long-term debt, less current maturities                      164,746              (164,746)(2)                    ---
      Other                                                          7,477                (5,969)                     1,508
                                                         ------------------    ------------------        -------------------
                                                                   172,223              (170,715)                     1,508
                                                         ------------------    ------------------        -------------------
           Total liabilities                                       245,852              (157,708)                    88,144
                                                         ------------------    ------------------        -------------------
Stockholders' Equity:

      Preferred stock                                                   37                   ---                         37
      Common stock                                                  23,435                   ---                     23,435
      Paid-in capital                                              147,155                   ---                    147,155
      Retained earnings                                             19,810                60,798                     80,608
                                                         ------------------    ------------------        -------------------
           Total stockholders' equity                              190,437                60,798                    251,235
                                                         ------------------    -------------------        ------------------
           Total liabilities & stockholders' equity    $           436,289   $           (96,910)      $            339,379
                                                         ==================    ==================        ===================
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


                UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                                                                     (1)
(IN THOUSANDS EXCEPT PER SHARE DATA)                       HISTORICAL            ADJUSTMENTS                 PRO FORMA
                                                        ------------------    -------------------       -------------------
Net sales                                             $           239,844   $           (121,513)     $            118,331
Cost of goods sold                                                172,340                (78,899)                   93,441
                                                        ------------------    -------------------       -------------------
      Gross profit                                                 67,504                (42,614)                   24,890
Selling, general and administrative                                49,446                (29,977)                   19,469
                                                        ------------------    -------------------       -------------------
      Operating income                                             18,058                (12,637)                    5,421
Interest expense, net                                               7,777                 (7,777)(2)                   ---
                                                        ------------------    -------------------       -------------------
      Income from operations                                       10,281                 (4,860)                    5,421
Provision for taxes                                                 4,010                 (1,623)                    2,387
                                                        ------------------    -------------------       -------------------
      Net income                                      $             6,271   $             (3,237)     $              3,034
                                                        ==================    ===================       ===================
Preferred stock dividends                                             689                    ---                       689
                                                        ------------------    -------------------       -------------------
      Net income available to common shareholders     $             5,582   $             (3,237)     $              2,345
                                                        ==================    ===================       ===================
Earnings per common share                             $              0.24   $              (0.14)     $               0.10
                                                        ==================    ===================       ===================
Weighted average number of shares                                  23,428                    ---                    23,428
                                                        ==================    ===================       ===================
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               UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                       FOR THE YEAR ENDED MARCH 31, 1997

                                                                              (1)
(IN THOUSANDS EXCEPT PER SHARE DATA)                HISTORICAL            ADJUSTMENTS                 PRO FORMA
                                                -------------------    ------------------        -------------------
Net sales                                     $            389,111   $          (212,237)      $            176,874
Cost of goods sold                                         279,041              (143,188)                   135,853
                                                -------------------    ------------------        -------------------
      Gross profit                                         110,070               (69,049)                    41,021
Selling, general and administrative                         84,557               (49,591)                    34,966
                                                -------------------    ------------------        -------------------
      Operating income                                      25,513               (19,458)                     6,055
Interest expense, net                                       13,090               (13,090)(2)                    ---
                                                -------------------    ------------------        -------------------
      Income from operations                                12,423                (6,368)                     6,055
Provision for taxes                                          4,970                (1,544)                     3,426
                                                ===================    ------------------        ===================
      Net income                              $              7,453   $            (4,824)      $              2,629
                                                ===================    ==================        ===================
Earnings per common share                     $               0.32   $             (0.21)      $                0.11
                                                ===================    ==================        ===================
Weighted average number of shares                           23,408                   ---                      23,408
                                                ===================    ==================        ===================
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         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(1) Represents the elimination of the results of Adams Industries, Inc., Aerospace Bearing Support, Inc., Aircraft Bearing Corporation, Banner
      Distribution, Inc., Burbank Aircraft Supply, Inc., Harco, Inc., PacAero, and PB Herndon Aerospace, Inc. from the results of the Company, except as indicated in footnotes (2) and (3) below.

(2) Represents the receipt of AlliedSignal Inc. common stock and simultaneous repayment of outstanding debt. Accordingly, all interest expense and deferred financing fees have been eliminated. No investment income was recognized on the remaining holdings of AlliedSignal Inc. common stock.

(3) Represents (i) a provision for taxes incurred in association with the disposition of $42,583; (ii) an increase of $10,000 in accruals for transaction fees, indemnifications and other costs associated with the disposition; (iii) a decrease in accrued interest of $2,447 associated with the defeasance of outstanding debt; and (iv) the elimination of $6,611 of accruals related to the Selling Subsidiaries.

(c)   Exhibits:

      2.1       Asset Purchase Agreement dated as of December 8, 1997, among
                Banner Aerospace, Inc. and seven of its subsidiaries (Adams
                Industries, Inc., Aerospace Bearing Support, Inc., Aircraft
                Bearing Corporation, Banner Distribution, Inc., Burbank Aircraft
                Supply, Inc., Harco, Inc. and PacAero), AlliedSignal Inc. and AS
                BAR LLC. (Certain Schedules and Exhibits have been omitted. Such
                Schedules are listed and described in the Asset Purchase
                Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)

      2.2       Asset Purchase Agreement dated as of December 8, 1997, among
                Banner Aerospace, Inc. and two of its subsidiaries (PB Herndon
                Aerospace, Inc. and Banner Aerospace Services, Inc.),
                AlliedSignal Inc. and AS BAR PBH LLC.

      99.1      Press Release of the Registrant dated December 8, 1997.

      99.2      Press Release of the Registrant dated January 13, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BANNER AEROSPACE, INC.

                                By        /s/ WARREN D. PERSAVICH
                                ----------------------------------
                                          Warren D. Persavich
                                          Senior Vice President
                                          Chief Financial Officer

                                By        /s/ EUGENE W. JURIS
                                ----------------------------------
                                          Eugene W. Juris
                                          Vice President
                                          Finance & Secretary

Dated:  January 28, 1998



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